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                                                                   Exhibit 10.5

                               ACTIVBIOTICS, INC.

                           2006 EQUITY INCENTIVE PLAN

1.   PURPOSE

     This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2.   DEFINITIONS

     As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

     2.1. "Accelerate", "Accelerated", and "Acceleration", when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock or Restricted Stock Units, as the case may be, means that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units, as the case may be, shall expire with respect to some or all of the shares of Restricted Stock or some or all of the Restricted Stock Units, as the case may be, then still otherwise subject to the Risk of Forfeiture.

     2.2. "Acquiring Person" means, with respect to any Transaction or any acquisition described in clause (ii) of the definition of Change of Control, the surviving or acquiring person or entity in connection with such Transaction or acquisition, as the case may be, provided that if such surviving or acquiring person or entity is controlled, directly or indirectly, by any other person or entity (an "Ultimate Parent Entity") that is not itself controlled by any entity or person that is not a natural person, the term "Acquiring Person" shall mean such Ultimate Parent Entity.

     2.3. "Affiliate" means, with respect to any person or entity, any other person or entity controlling, controlled by or under common control with the first person or entity.

     2.4. "Applicable Voting Control Percentage" means twenty percent (20%).

     2.5. "Award" means any grant or sale pursuant to the Plan of Options, Restricted Stock, Restricted Stock Units or Stock Grants.

     2.6. "Award Agreement" means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     2.7. "Beneficial Ownership" has the meaning ascribed to such term in Rule 13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.


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     2.8. "Board" means the Company's board of directors.

     2.9. "Change of Control" means (i) the closing of any Sale of the Company Transaction or (ii) the direct or indirect acquisition, in a single transaction or a series of related transactions, by any person or Group (other than the Company or a Controlled Affiliate of the Company) of Beneficial Ownership of previously outstanding shares of capital stock of the Company if (A) immediately after such acquisition, such person or Group, together with their respective Affiliates, shall own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company and (B) immediately prior to such acquisition, such person or Group, together with their respective Affiliates, did not own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company. Notwithstanding anything expressed or implied in the foregoing provisions of this definition to the contrary, any direct or indirect acquisition referred to in clause (ii) above in this definition shall not be treated as a Change of Control if, at any time prior to or after such direct or indirect acquisition, a majority of the members of the board of directors of the Company as constituted immediately prior to such direct or indirect acquisition consent in writing to exclude such direct or indirect acquisition from the scope of this definition.

     2.10. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

     2.11. "Controlled Affiliate" means, with respect to any person or entity, any other person or entity that is controlled by such person or entity.

     2.12. "Committee" means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, "Committee" shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

     2.13. "Common Stock" means common stock, par value $0.01 per share, of the Company.

     2.14. "Company" means ActivBiotics, Inc., a corporation organized under the laws of the State of Delaware.

     2.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.16. "Grant Date" means the date as of which an Option is granted, as determined under Section 7.1(a).

     2.17. "Group" has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act or any successor section thereto.

     2.18. "Incentive Option" means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.


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     2.19. "Market Value" means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on The NASDAQ Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

     2.20. "Nonstatutory Option" means any Option that is not an Incentive
Option.

     2.21. "Option" means an option granted under the Plan to purchase shares of Common Stock.

     2.22. "Optionee" means an employee, consultant or director of the Company to whom an Option shall have been initially granted under the Plan.

     2.23. "Participant" means any holder of an outstanding Award under the Plan.

     2.24. "Plan" means this 2006 Equity Incentive Plan of the Company, as amended and in effect from time to time.

     2.25. "Restricted Stock" means a grant or sale pursuant to the Plan of shares of Common Stock to an employee, consultant or director of the Company subject to a Risk of Forfeiture.

     2.26. "Restricted Stock Units" means rights granted pursuant to the Plan to receive shares of Common Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

     2.27. "Restriction Period" means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or the Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

     2.28. "Risk of Forfeiture" means a limitation on the right of a Participant to retain an Award of Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire such Restricted Stock at less than its then Market Value and/or the forfeiture of Restricted Stock Units held by a Participant, arising because of the occurrence or non-occurrence of specified events or conditions.

     2.29. "Sale of the Company Transaction" means any Transaction in which the stockholders of the Company immediately prior to such Transaction, together with any and all of such stockholders' Affiliates, do not own or hold, immediately after consummation of such Transaction, shares of capital stock of the Acquiring Person in connection with such Transaction possessing at least a majority of the total voting power of the outstanding capital stock of such Acquiring Person.

     2.30. "Securities Act" means the Securities Act of 1933, as amended.

     2.31. "Stock Grant" means the grant pursuant to the Plan of shares of Common Stock not subject to restrictions or other forfeiture conditions.


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     2.32. "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Section 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

     2.33. "Transaction" means any merger or consolidation of the Company with or into another person or entity or the sale or transfer of all or substantially all of the assets of the Company, in each case in a single transaction or in a series of related transactions.

3.   TERM OF THE PLAN

     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing upon the effectiveness of the Plan in accordance with the provisions of Section 17 hereof and ending immediately prior to the tenth anniversary of the adoption of the Plan by the Board. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.   STOCK SUBJECT TO THE PLAN

     Subject to the provisions of Section 8 of the Plan, at no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), nor the number of shares of Common Stock issued pursuant to Incentive Options, exceed the sum of (a) 300,000 shares of Common Stock plus (b) an additional 500,000 shares on each of January 1, 2007 and January 1, 2008, and an additional number of shares on each January 1 thereafter (beginning with January 1, 2009) equal to the lesser of (i) 2.5% of the fully-diluted capitalization of the Company as of such date (including for this purpose all outstanding options, warrants and other rights to acquire, whether directly or indirectly, the Common Stock of the Company, whether vested or not), and (ii) 400,000 shares of Common Stock; PROVIDED, HOWEVER, that the Board may, at any time and on any one or more occasions, take action to waive the annual increase set forth in clause (b), in whole or in part. For purposes of applying the foregoing limitation, (x) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock or Restricted Stock Units is forfeited, the shares not purchased by the Participant or forfeited by the Participant shall again be available for Awards thereafter to be granted under the Plan, and (y) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.   ADMINISTRATION

     The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that at any time and on any one or more occasions the Board may itself exercise any of the powers and


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responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; AND PROVIDED FURTHER that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including, without limitation: (a) the employee, consultant or director to receive the Award; (b) the form of Award; (c) whether an Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (d) the time of granting an Award; (e) the number of shares subject to an Award; (f) the exercise price of an Option or purchase price, if any, for shares of Restricted Stock or for a Stock Grant and the method of payment of such exercise price or such purchase price; (g) the term of an Option; (h) the vesting period of shares of Restricted Stock or of Restricted Stock Units and any acceleration thereof; (i) the exercise date or dates of an Option and any acceleration thereof; and (j) the effect of termination of any employment, consulting or Board member relationship with the Company or any of its Affiliates on the subsequent exercisability of an Option or on the Risk of Forfeiture of Restricted Stock or Restricted Stock Units. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.   AUTHORIZATION AND ELIGIBILITY

     The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year (or portion of a year) exceed twenty five percent (25%) of the aggregate number of shares of Common Stock subject to the Plan.

     Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.


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7.   SPECIFIC TERMS OF AWARDS

     7.1. Options.

          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b) Exercise Price. The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; PROVIDED, HOWEVER, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

          (e) Effect of Termination of Employment, Consulting or Board Member Relationship. Unless the Committee shall provide otherwise with respect to any Option, if the applicable original grantee's association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then any outstanding Option initially granted to such original grantee, whether then held by the Optionee or any other Participant, shall cease to be exercisable in any respect not later than ninety (90) days following the end of such association or such death and, for the period it remains exercisable following the end of such association or such death, shall be exercisable only to the extent exercisable on the date of the end of such association or such death. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, PROVIDED that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          (f) Transferability. Except as otherwise provided in this subsection
(f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of subsection (e) above). Except as


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otherwise provided in this subsection (f), all of a Participant's rights in any
Option may be exercised during the life of such Participant only by such Participant or such Participant's legal representative. However, the applicable Award Agreement or the Committee (at or after the grant of a Nonstatutory Option) may provide that a Nonstatutory Option may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Nonstatutory Option shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which the foregoing persons and/or the Optionee have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the Optionee control the management of assets, and any other entity in which these persons and/or the Optionee own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of Nonstatutory Options to third parties pursuant to this subsection (f), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time. The restrictions on transferability set forth in this subsection (f) shall in no way preclude any Participant from effecting "cashless" exercises of an Option pursuant to the terms of the Plan.

          (g) Method of Exercise. An Option may be exercised by a Participant giving written notice, in the manner provided in Section 15, specifying the number of shares of Common Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion and subject to such conditions, if any, as the Committee may deem necessary to comply with applicable laws, rules and regulations or to avoid adverse accounting effects to the Company, by delivery to the Company of (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or (ii) the Participant's executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved. If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Notwithstanding any of the foregoing provisions in this subsection (g) to the contrary, (A) no Option shall be considered to have been exercised unless and until all of the provisions governing such exercise specified in the Plan and in the relevant Award Agreement shall have been duly complied with; and (B) the obligation of the Company to issue any shares upon exercise of an Option is subject to the provisions of Section 9.1 hereof and to compliance by the Optionee and the Participant with all of the provisions of the Plan and the relevant Award Agreement.


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          (h) Limit on Incentive Option Characterization. An Incentive Option
shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 MINUS the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (i) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

          (j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to such Option, except to the extent that such Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such person or his agent.

     7.2. Restricted Stock.

          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b) Issuance of Certificates. Subject to subsection (c) below, each Participant receiving an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

          The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the ActivBiotics, Inc. 2006 Equity Incentive Plan and an Award Agreement entered into by the registered owner and ActivBiotics, Inc. Copies of such Plan and Agreement are on file in the offices of ActivBiotics, Inc.

          (c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the


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Participant deliver a stock power, endorsed in blank, relating to the Common
Stock covered by such Award.

          (d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares of Restricted Stock.

          (f) Effect of Termination of Employment, Consulting or Board Member Relationship. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee's association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then all outstanding shares of Restricted Stock initially granted to such original grantee that are still subject to Risk of Forfeiture, whether then held by such original grantee or any other Participant, shall be forfeited or otherwise subject to return to or repurchase by the Company if and to the extent so provided by, and subject to and in accordance with, the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee's reemployment rights, if any, are guaranteed by statute or by contract.

          (g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

          (h) Transferability. Except as otherwise provided in this subsection
(h), shares of Restricted Stock shall not be transferable, and no share of Restricted Stock or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of subsection
(f) above). The applicable Award Agreement or the Committee (at or after the grant of a share of Restricted Stock) may provide that such share of Restricted Stock may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a share of Restricted Stock shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, "family member" means


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any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the original grantee's household (other than a tenant or employee), a trust in which the foregoing persons and/or the original grantee have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the original grantee control the management of assets, and any other entity in which these persons and/or the original grantee own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of shares of Restricted Stock to third parties pursuant to this subsection (h), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time.

     7.3. Restricted Stock Units.

          (a) Character. Each Restricted Stock Unit shall entitle the recipient to a share of Common Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b) Issuance of Certificates. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, at the close of the Restriction Period applicable to any Restricted Stock Units (including, without limitation, the close of the applicable Restriction Period as a result of (i) any Acceleration of Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement, (ii) any waiver, lapse or termination of the Risk of Forfeiture applicable to Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement or (iii) any shortening of the Restriction Period applicable to any Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement), the Company shall deliver or cause to be delivered to the Participant that is the holder of such Restricted Stock Units a stock certificate in respect of the shares of Common Stock subject to such Restricted Stock Units. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock substantially in the following form:

          The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the ActivBiotics, Inc. 2006 Equity Incentive Plan and an Award Agreement entered into by the registered owner and ActivBiotics, Inc. Copies of such Plan and Agreement are on file in the offices of ActivBiotics, Inc.

          (c) Dividends. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Common Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Common Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

          (d) Effect of Termination of Employment, Consulting or Board Member Relationship. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee's association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then all outstanding Restricted Stock Units initially granted to such original grantee that are still subject to Risk of Forfeiture, whether then held by such original grantee or any other Participant, shall be forfeited or otherwise subject to return to the Company in accordance with the terms of the applicable Award Agreement; PROVIDED, HOWEVER, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee's reemployment rights, if any, are guaranteed by statute or by contract.

          (e) Transferability. Except as otherwise provided in this subsection
(e), Restricted Stock Units shall not be transferable, and no Restricted Stock Unit or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. The applicable Award Agreement or the Committee (at or after the grant of a Restricted Stock Unit) may provide that such Restricted Stock Unit may be transferred by the original grantee to a family member; PROVIDED, HOWEVER, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Restricted Stock Unit shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the original grantee's household (other than a tenant or employee), a trust in which the foregoing persons and/or the original grantee have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the original grantee control the management of assets, and any other entity in which these persons and/or the original grantee own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of Restricted Stock Units to third parties pursuant to this subsection
(e), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time.

          (f) Rights Pending Close of Applicable Restriction Period. No person holding Restricted Stock Units shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock subject to such Restricted Stock Units, except to the extent that the Restricted Period with respect to such Restricted Stock Units shall have closed and, in addition, a certificate shall have been issued for such shares of Common Stock and delivered to such person or his agent. Shares of Common Stock subject to Restricted Stock Units shall be issued and outstanding only if and to the extent that a stock certificate representing such shares has been issued and delivered in accordance with the provisions of this Section 7.3.

     7.4. Stock Grants.

          (a) In General. Stock Grants shall be issued for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee. Without limiting the generality of the foregoing, Stock Grants may be awarded in such circumstances as the Committee deems appropriate, including without limitation in recognition of significant contributions to the success of the Company or its Affiliates or in lieu of compensation otherwise already due. Stock Grants shall be made without forfeiture conditions of any kind.

          (b) Issuance of Certificates. Each Participant receiving a Stock Grant shall be issued a stock certificate in respect of such Stock Grant. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

          The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the ActivBiotics, Inc. 2006 Equity Incentive Plan. A copy of such Plan is on file in the offices of ActivBiotics, Inc.

     7.5. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.5 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of
Section 4.

8.   ADJUSTMENT PROVISIONS

     8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company immediately after the closing of the initial public offering of the Company's Common Stock. Subject to the provisions of Section 8.2, if subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in
(i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

     8.2. Change of Control. Subject to the applicable provisions of the Award Agreement, in the event of a Change of Control, the Committee shall have the discretion, exercisable in advance of, at the time of, or (except to the extent otherwise provided below) at any time after, the Change of Control, to provide for any or all of the following (subject to and upon such terms as the Committee may deem appropriate): (A) the Acceleration, in whole or in part, of any or all outstanding Options (including Options that are assumed or replaced pursuant to clause (D) below) that are not exercisable in full at the time the Change of Control, such Acceleration to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship of the applicable Optionee or Optionees with the Company and its Affiliates terminates, or at such other time or times as the Committee shall determine; (B) the lapse or termination of the Risk of Forfeiture (including, without limitation, any or all of the Company's repurchase rights) with respect to outstanding Awards of Restricted Stock, such lapse or termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Awards of Restricted Stock (or the person to whom such Awards of Restricted Stock were initially granted) terminates, or at such other time or times as the Committee shall determine; (C) the lapse or termination of the Risk of Forfeiture with respect to any or all outstanding Awards of Restricted Stock Units (including Restricted Stock Units that are assumed or replaced pursuant to clause (D) below), such lapse or termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Awards of Restricted Stock Units (or the person to whom such Awards of Restricted Stock Units were initially granted) terminates, or at such other time or times as the Committee shall determine; (D) the assumption of outstanding Options or Restricted Stock Units, or the substitution of outstanding Options or Restricted Stock Units with equivalent options or equivalent restricted stock units, as the case may be, by the acquiring or succeeding corporation or entity (or an affiliate thereof); (E) the termination of all Options (other than Options that are assumed or substituted pursuant to clause (D) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, the Committee shall have made the determination to effect such termination prior to the consummation of the Change of Control and the Committee shall have given, or caused to be given, to all Participants written notice of such potential termination at least five business days prior to the consummation of the Change of Control, and provided, further, that, if the Committee shall have determined in its sole and absolute discretion that the Corporation make payment or provide consideration to the holders of such terminated Options on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee's sole and absolute discretion, payment to the applicable Optionee or Optionees of an amount of cash equal to the difference between the Market Value of the shares of Common Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option), then the Corporation shall be required to make such payment or provide such consideration in accordance with the terms and conditions so determined by the Committee, otherwise the Corporation shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Options pursuant to the foregoing provisions of this clause (E); or (F) the termination of all Restricted Stock Units (other than Restricted Stock Units that are assumed or substituted pursuant to clause (D) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, if the Committee shall have determined in its sole and absolute discretion that the Corporation make payment or provide consideration to the holders of such terminated Restricted Stock Units on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee's sole and absolute discretion, payment to the applicable Participant or Participants of an amount of cash equal to the Market Value of the shares of Common Stock subject to the terminated Restricted Stock Units), then the Corporation shall be required to make such payment or provide such consideration in accordance with the terms and conditions so determined by the Committee, otherwise the Corporation shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Restricted Stock Units pursuant to the foregoing provisions of this clause (F). The provisions of this Section 8.2 shall not be construed as to limit or restrict in any way the Committee's general authority under Sections 7.1(d) or 7.2(d) hereof to Accelerate Options in whole or in part at any time or to waive or terminate at any time any Risk of Forfeiture applicable to shares of Restricted Stock or Restricted Stock Units. Each outstanding Option or Restricted Stock Unit that is assumed in connection with a Change of Control, or is otherwise to continue in effect subsequent to a Change of Control, will be appropriately adjusted, immediately after the Change of Control, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

     8.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time he or she has an employment, consulting or Board member relationship with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

     8.4. Related Matters. Any adjustment in Awards made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9.   SETTLEMENT OF AWARDS

     9.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and
(ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

          (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

     9.2. Corporate Restrictions on Rights in Stock. Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Award, if the Committee so directs at the time of grant (or, if such Award is an Option, at any time prior to the exercise thereof), the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Award Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion. In addition, any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

     9.4. Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     9.5. Lock-Up. Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Participant shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality and applicability of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement, then (a) each Participant (regardless of whether or not such Participant has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

     9.6. Placement of Legends; Stop Orders; Etc. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 in addition to any other applicable restrictions under the Plan, the terms of the Award and, if applicable, under any agreement between the Company and any Optionee and/or Participant, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     9.7. Tax Withholding. Whenever shares of Common Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have shares of Common Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.  RESERVATION OF STOCK

     The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.  NO SPECIAL SERVICE RIGHTS

     Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment, consulting or Board member relationship or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment, consulting or Board member relationship or other association with the Company and its Affiliates.

12.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and restricted stock units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  TERMINATION AND AMENDMENT OF THE PLAN

     The Board may at any time terminate the Plan or make such amendments or modifications of the Plan as it shall deem advisable. In the event of the termination of the Plan, the terms of the Plan shall survive any such termination with respect to any Award that is outstanding on the date of such termination, unless the holder of such Award agrees in writing to terminate such Award or to terminate all or any of the provisions of the Plan that apply to such Award. Unless the Board otherwise expressly provides, any amendment or modification of the Plan shall affect the terms of any Award outstanding on the date of such amendment or modification as well as the terms of any Award made from and after the date of such amendment or modification; PROVIDED, HOWEVER, that, except to the extent otherwise provided in the last sentence of this paragraph, (i) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification if such amendment or modification would reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award or materially adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, (ii) no amendment or modification of the Plan shall apply to any Incentive Option that is outstanding on the date of such amendment or modification if such amendment or modification would result in such Incentive Option no longer being treated as an "incentive stock option" within the meaning of Section 422 of the Code and (iii) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification unless such amendment or modification of the Plan shall also apply to all other Awards outstanding on the date of such amendment or modification. In the event of any amendment or modification of the Plan that is described in clause (i), (ii) or (iii) of the foregoing proviso, such amendment or modification of the Plan shall apply to any Award outstanding on the date of such amendment or modification only if the recipient of such Award consents in writing thereto.

     The Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award without amending or modifying the terms of the Plan itself, PROVIDED THAT as amended or modified such Award is consistent with the terms of the Plan as in effect at the time of the amendment or modification of such Award, but no such amendment or modification of such Award shall, without the written consent of the recipient of such Award, reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award, adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, or otherwise materially adversely affect the terms of such Award (except for amendments or modifications to the terms of such Award or of the stock subject to such Award that are expressly permitted by the terms of the Plan or that result from any amendment or modification of the Plan in accordance with the provisions of the first paragraph of this Section 13), or, if such Award is an Incentive Option, result in such Incentive Option no longer being treated as an "incentive stock option" within the meaning of Section 422 of the Code. Notwithstanding any of the foregoing provisions of this paragraph to the contrary, the Committee is expressly authorized to amend any or all outstanding Options to effect a repricing thereof by lowering the purchase price applicable to the shares of Common Stock subject to such Option or Options without the approval of the stockholders of the Company or the holder or holders of such Option or Options, and, in connection with such repricing, to amend or modify any of the other terms of the Option or Options so repriced, including, without limitation, for purposes of reducing the number of shares subject to such Option or Options or for purposes of adversely affecting the provisions applicable to such Option or Options that relate to the vesting or exercisability thereof, in each case without the approval of stockholders of the Company or the holder or holders of such Option or Options.

     In addition, notwithstanding anything express or implied in any of the foregoing provisions of this Section 13 to the contrary, the Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award to the extent the Committee reasonably determines necessary or appropriate to conform such Award to the requirements of Section 409A of the Code (concerning non-qualified deferred compensation), if applicable.

14.  INTERPRETATION OF THE PLAN

     In the event of any conflict between the provisions of this Plan and the provisions of any applicable Award Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Award Agreement was authorized and approved by the Committee at the time of the grant of the Award evidenced by such Award Agreement or is ratified by the Committee at any time subsequent to the grant of such Award, in which case the conflicting provision in such Award Agreement shall control. Without limiting the generality of the foregoing provisions of this Section 14, insofar as possible the provisions of the Plan and such Award Agreement shall be construed so as to give full force and effect to all such provisions. In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the Optionee and/or Participant, the provisions of such agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions.

15.  NOTICES AND OTHER COMMUNICATIONS

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.  GOVERNING LAW

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.


17.  EFFECTIVENESS OF PLAN

     This 2006 Equity Incentive Plan was approved in July 2006 by the Board and in October 2006 by the stockholders of the Company, and shall take effect only upon the consummation of the Company's initial public offering of its Common Stock.

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